UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
  _____________________________________________________
FORM 8-K
 _____________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 26, 2026
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 CHOICE HOTELS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-13393	52-1209792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

915 Meeting Street		20852
Suite 600
North Bethesda,	Maryland
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (301) 592-5000
  _____________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Ticker Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $0.01 per share	CHH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment
of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors (the “Board”) of Choice Hotels International, Inc. (the “Company”) appointed Ali Keshavarz as a director of the Company, effective June 26, 2026, for a term expiring at the 2027 Annual Meeting of Shareholders. No determination has been made as to the committee(s) on which Mr. Keshavarz will serve. As a result of Mr. Keshavarz’s appointment, the size of the Board now consists of twelve directors.

Mr. Keshavarz serves as President and Chief Data & Analytics Officer of CVS Health, where he leads enterprise strategy across data and analytics and is a key leader in the organization's AI strategy across the company’s businesses. He previously served as Chief Analytics Officer for Aetna and CVS Caremark, helping build enterprise data and analytics capabilities at scale. Before joining CVS Health, Keshavarz spent more than a decade at McKinsey, where he advised clients on data-driven transformation and co-founded the firm’s healthcare analytics practice.

As a director, Mr. Keshavarz will receive compensation consistent with that received by the Company’s other non-employee directors, as disclosed in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 22, 2026, in connection with the Company’s 2026 Annual Meeting of Shareholders.

A copy of the press release regarding this announcement is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1         Press Release issued by Choice Hotels International, Inc., dated July 1, 2026
104         Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 1, 2026	/s/ Jeff Lobb
Jeff Lobb
Senior Vice President, General Counsel & Secretary